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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 23, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In order to provide Blum Capital Partners, L.P. and its affiliates with the ability to increase their ownership of the registrant's outstanding 4 3/4% Convertible Subordinated Notes due 2006 without their violating the provisions of their Standstill Agreement with the registrant or becoming an "Acquiring Person" under the registrant's Shareholder Protection Rights Agreement, and as otherwise described below, on November 23, 2005, effective November 14, 2005, the registrant amended the Standstill Agreement, and on November 24, 2005, effective November 14, 2005, the registrant amended the Rights Agreement.


STANDSTILL AGREEMENT

1. The definition of "Voting Stock" contained in Section 1 of the Standstill Agreement has been amended to exclude the Convertible Notes.

2. The registrant's requirement to amend the Rights Plan contained in Section 2 of the Standstill Agreement has been revised to reflect the amendments described below as well as a previous amendment to the Rights Agreement providing that members of the ad hoc committee of the Convertible Noteholders would not be deemed to be Acquiring Persons under the Rights Agreement solely due to their membership on the committee. (See the registrant's Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2005).

3. The  prohibitions on purchasing  Voting Stock of the registrant  contained in
Section 5 of the Standstill Agreement have been amended to exclude any shares acquired upon conversion of Convertible Notes.

4. The provisions of Section 7 of the Standstill Agreement, providing for suspension of the standstill provisions of Section 5, have been amended to add two new suspension events:

     a. the public announcement by the registrant that it has accepted an offer from any party, other than one accepted and endorsed by the ad hoc committee of the holders of the registrant's Convertible Notes, for any business combination, sale or similar extraordinary transaction involving the registrant or all or substantially all of its assets; and

     b. the filing by the registrant, or commencement against the registrant, of any petition for relief under Title 11 of the United States Code.

5.  Section  8,  regarding  confidentiality,  has  been  deleted.  Blum  Capital
Partners, L.P. and its affiliates have agreed to be bound by the same confidentiality terms as all other members of the ad hoc committee.

RIGHTS AGREEMENT

     Section 1.1 of the Rights Agreement has been revised to exclude any Convertible Notes (or shares acquired upon conversion thereof) acquired after the date of the amendment from the beneficial ownership of Blum Capital Partners, L.P. and its affiliates in determining whether or not they are an "Acquiring Person" under the Rights Agreement.

See Exhibits 4.1 and 99.1 hereto, the contents of which are incorporated by reference herein. The Rights Agent, Wachovia Bank, National Association, also serves as the Transfer Agent for the registrant's Common Stock. Blum Capital Partners, L.P. and certain of its affiliates are holders of the registrant's common stock and Convertible Notes, and they have the right to designate a member of the registrant's Board of Directors and to have an observer present at all Board meetings.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number       Description
         --------------       -----------

               4.1 Fourth amendment to Shareholder Protection Rights Agreement, dated as of November 14, 2005, between Registrant and Rights Agent, entered into on November 24, 2005.


               99.1 Amended and Restated Standstill Agreement, dated as of November 14, 2005, between Registrant and Blum Capital Partners, L.P. and certain of its affiliates, entered into on November 23, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date:  November 30, 2005                By:  /s/ Clinton McKellar
                                             -----------------------------------
                                              Clinton McKellar, Jr.
                                              General Counsel and Secretary

                                  EXHIBIT INDEX

         Exhibit Number       Description
         --------------       -----------

               4.1 Fourth amendment to Shareholder Protection Rights Agreement, dated as of November 14, 2005, between Registrant and Rights Agent, entered into on November 24, 2005.


               99.1 Amended and Restated Standstill Agreement, dated as of November 14, 2005, between Registrant and Blum Capital Partners, L.P. and certain of its affiliates, entered into on November 23, 2005.



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